                                                                            Exhibit 99.10
-------------------------------------------------------------------------------------------------------------

                                                                            Monthly Operating Report

   --------------------------------------------------------
   CASE  NAME: Flight One Logistics, Inc.                                  ACCRUAL BASIS
   --------------------------------------------------------

   --------------------------------------------------------
   CASE  NUMBER: 400-42069-BJH                                              02/13/95, RWD, 2/96
   --------------------------------------------------------

   --------------------------------------------------------
   JUDGE:  Barbara J. Houser
   --------------------------------------------------------

                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS

                                 SIXTH DIVISION

                            MONTHLY OPERATING REPORT

                           MONTH ENDING: JULY 31, 2002


   IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I
   DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING
   MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND
   THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE
   DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER
   (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH
   PREPARER HAS ANY KNOWLEDGE.



   RESPONSIBLE  PARTY:

   /s/ Drew Keith                                                  Chief Financial Officer
   --------------------------------------                    -----------------------------------
   ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                           TITLE

   Drew Keith                                                      8/20/2002
   --------------------------------------                    -----------------------------------
   PRINTED NAME OF RESPONSIBLE PARTY                                 DATE

   PREPARER:

   /s/ Jessica L. Wilson                                         Chief Accounting Officer
   --------------------------------------                    -----------------------------------
   ORIGINAL SIGNATURE OF PREPARER                                    TITLE

   Jessica L. Wilson                                               8/20/2002
   --------------------------------------                    -----------------------------------
   PRINTED NAME OF PREPARER                                          DATE

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                                                                Monthly Operating Report

     ---------------------------------------------------------
     CASE  NAME: Flight One Logistics, Inc.                                                ACCRUAL BASIS-1
     ---------------------------------------------------------

     ---------------------------------------------------------
     CASE  NUMBER: 400-42069-BJH                                                02/13/95, RWD, 2/96
     ---------------------------------------------------------


     ---------------------------------------------------------
     COMPARATIVE BALANCE SHEET
     -----------------------------------------------------------------------------------------------------------------
                                                SCHEDULE            MONTH             MONTH              MONTH
                                                              --------------------------------------------------------
     ASSETS                                      AMOUNT           July 2002
     -----------------------------------------------------------------------------------------------------------------
     1.    UNRESTRICTED CASH                                           $     0                 $0                 $0
     -----------------------------------------------------------------------------------------------------------------
     2.    RESTRICTED CASH                                             $     0                 $0                 $0
     -----------------------------------------------------------------------------------------------------------------
     3.    TOTAL CASH                                $     0           $     0                 $0                 $0
     -----------------------------------------------------------------------------------------------------------------
     4.    ACCOUNTS RECEIVABLE (NET)                                   $20,742                 $0                 $0
     -----------------------------------------------------------------------------------------------------------------
     5.    INVENTORY                                                   $     0                 $0                 $0
     -----------------------------------------------------------------------------------------------------------------
     6.    NOTES RECEIVABLE                                            $     0                 $0                 $0
     -----------------------------------------------------------------------------------------------------------------
     7.    PREPAID EXPENSES                                            $     0                 $0                 $0
     -----------------------------------------------------------------------------------------------------------------
     8.    OTHER (ATTACH LIST)                       $39,149             ($806)                $0                 $0
     -----------------------------------------------------------------------------------------------------------------
     9.    TOTAL CURRENT ASSETS                      $39,149           $19,936                 $0                 $0
     -----------------------------------------------------------------------------------------------------------------
     10.   PROPERTY, PLANT & EQUIPMENT                                 $     0                 $0                 $0
     -----------------------------------------------------------------------------------------------------------------
     11.   LESS: ACCUMULATED
           DEPRECIATION / DEPLETION                                    $     0                 $0                 $0
     -----------------------------------------------------------------------------------------------------------------
     12.   NET PROPERTY, PLANT &
           EQUIPMENT                                 $     0           $     0                 $0                 $0
     -----------------------------------------------------------------------------------------------------------------
     13.   DUE FROM INSIDERS                                           $     0                 $0                 $0
     -----------------------------------------------------------------------------------------------------------------
     14.   OTHER ASSETS - NET OF
           AMORTIZATION (ATTACH LIST)                                  $     0                 $0                 $0
     -----------------------------------------------------------------------------------------------------------------
     15.   OTHER (ATTACH LIST)                                         $     0                 $0                 $0
     -----------------------------------------------------------------------------------------------------------------
     16.   TOTAL ASSETS                              $39,149           $19,936                 $0                 $0
     -----------------------------------------------------------------------------------------------------------------
     POSTPETITION LIABILITIES
     -----------------------------------------------------------------------------------------------------------------
     17.   ACCOUNTS PAYABLE                                            $     0                 $0                 $0
     -----------------------------------------------------------------------------------------------------------------
     18.   TAXES PAYABLE                                               $     0                 $0                 $0
     -----------------------------------------------------------------------------------------------------------------
     19.   NOTES PAYABLE                                               $     0                 $0                 $0
     -----------------------------------------------------------------------------------------------------------------
     20.   PROFESSIONAL FEES                                           $     0                 $0                 $0
     -----------------------------------------------------------------------------------------------------------------
     21.   SECURED DEBT                                                $     0                 $0                 $0
     -----------------------------------------------------------------------------------------------------------------
     22.   OTHER (ATTACH LIST)                                         $     0                 $0                 $0
     -----------------------------------------------------------------------------------------------------------------
     23.   TOTAL POSTPETITION
           LIABILITIES                                                 $     0                 $0                 $0
     -----------------------------------------------------------------------------------------------------------------
     PREPETITION LIABILITIES
     -----------------------------------------------------------------------------------------------------------------
     24.   SECURED DEBT                                                $     0                 $0                 $0
     -----------------------------------------------------------------------------------------------------------------
     25.   PRIORITY DEBT                                               $     0                 $0                 $0
     -----------------------------------------------------------------------------------------------------------------
     26.   UNSECURED DEBT                                             ($16,740)                $0                 $0
     -----------------------------------------------------------------------------------------------------------------
     27.   OTHER (ATTACH LIST)                                         $     0                 $0                 $0
     -----------------------------------------------------------------------------------------------------------------
     28.   TOTAL PREPETITION LIABILITIES             $     0          ($16,740)                $0                 $0
     -----------------------------------------------------------------------------------------------------------------
     29.   TOTAL LIABILITIES                         $     0          ($16,740)                $0                 $0
     -----------------------------------------------------------------------------------------------------------------
     EQUITY
     -----------------------------------------------------------------------------------------------------------------
     30.   PREPETITION OWNERS' EQUITY                                  $38,956                 $0                 $0
     -----------------------------------------------------------------------------------------------------------------
     31.   POSTPETITION CUMULATIVE
           PROFIT OR (LOSS)                                            ($2,280)                $0                 $0
     -----------------------------------------------------------------------------------------------------------------
     32.   DIRECT CHARGES TO EQUITY
           (ATTACH EXPLANATION)
     -----------------------------------------------------------------------------------------------------------------
     33.   TOTAL EQUITY                              $     0           $36,676                 $0                 $0
     -----------------------------------------------------------------------------------------------------------------
     34.   TOTAL LIABILITIES &
           OWNERS' EQUITY                            $     0           $19,936                 $0                 $0
     -----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------

================================================================================
                                                      Monthly Operating Report

   --------------------------------------------
   CASE NAME: Flight One Logistics, Inc.           ACCRUAL BASIS-2
   --------------------------------------------

   --------------------------------------------
   CASE NUMBER: 400-42069-BJH                         02/13/95, RWD, 2/96
   --------------------------------------------

   ---------------------------------------
   INCOME STATEMENT
   ----------------------------------------------------------------------------------------------------------------
                                                     MONTH            MONTH           MONTH           QUARTER
                                                --------------------------------------------------
   REVENUES                                         July 2002                                          TOTAL
   ----------------------------------------------------------------------------------------------------------------
   1.   GROSS REVENUES                                       $0              $0               $0               $0
   ----------------------------------------------------------------------------------------------------------------
   2.   LESS: RETURNS & DISCOUNTS                            $0              $0               $0               $0
   ----------------------------------------------------------------------------------------------------------------
   3.   NET REVENUE                                          $0              $0               $0               $0
   ----------------------------------------------------------------------------------------------------------------
   COST OF GOODS SOLD
   ----------------------------------------------------------------------------------------------------------------
   4.   MATERIAL                                             $0              $0               $0               $0
   ----------------------------------------------------------------------------------------------------------------
   5.   DIRECT LABOR                                         $0              $0               $0               $0
   ----------------------------------------------------------------------------------------------------------------
   6.   DIRECT OVERHEAD                                      $0              $0               $0               $0
   ----------------------------------------------------------------------------------------------------------------
   7.   TOTAL COST OF GOODS SOLD                             $0              $0               $0               $0
   ----------------------------------------------------------------------------------------------------------------
   8.   GROSS PROFIT                                         $0              $0               $0               $0
   ----------------------------------------------------------------------------------------------------------------
   OPERATING EXPENSES
   ----------------------------------------------------------------------------------------------------------------
   9.   OFFICER/INSIDER COMPENSATION                         $0              $0               $0               $0
   ----------------------------------------------------------------------------------------------------------------
   10.  SELLING & MARKETING                                  $0              $0               $0               $0
   ----------------------------------------------------------------------------------------------------------------
   11.  GENERAL & ADMINISTRATIVE                             $0              $0               $0               $0
   ----------------------------------------------------------------------------------------------------------------
   12.  RENT & LEASE                                         $0              $0               $0               $0
   ----------------------------------------------------------------------------------------------------------------
   13.  OTHER (ATTACH LIST)                                  $0              $0               $0               $0
   ----------------------------------------------------------------------------------------------------------------
   14.  TOTAL OPERATING EXPENSES                             $0              $0               $0               $0
   ----------------------------------------------------------------------------------------------------------------
   15.  INCOME BEFORE NON-OPERATING
        INCOME & EXPENSE                                     $0              $0               $0               $0
   ----------------------------------------------------------------------------------------------------------------
   OTHER INCOME & EXPENSES
   ----------------------------------------------------------------------------------------------------------------
   16.  NON-OPERATING INCOME (ATT. LIST)                     $0              $0               $0               $0
   ----------------------------------------------------------------------------------------------------------------
   17.  NON-OPERATING EXPENSE (ATT. LIST)                    $0              $0               $0               $0
   ----------------------------------------------------------------------------------------------------------------
   18.  INTEREST EXPENSE                                     $0              $0               $0               $0
   ----------------------------------------------------------------------------------------------------------------
   19.  DEPRECIATION/DEPLETION                               $0              $0               $0               $0
   ----------------------------------------------------------------------------------------------------------------
   20.  AMORTIZATION                                         $0              $0               $0               $0
   ----------------------------------------------------------------------------------------------------------------
   21.  OTHER (ATTACH LIST)                                  $0              $0               $0               $0
   ----------------------------------------------------------------------------------------------------------------
   22.  NET OTHER INCOME & EXPENSES                          $0              $0               $0               $0
   ----------------------------------------------------------------------------------------------------------------
   REORGANIZATION EXPENSES
   ----------------------------------------------------------------------------------------------------------------
   23.  PROFESSIONAL FEES                                    $0              $0               $0               $0
   ----------------------------------------------------------------------------------------------------------------
   24.  U.S. TRUSTEE FEES                                    $0              $0               $0               $0
   ----------------------------------------------------------------------------------------------------------------
   25.  OTHER (ATTACH LIST)                                  $0              $0               $0               $0
   ----------------------------------------------------------------------------------------------------------------
   26.  TOTAL REORGANIZATION EXPENSES                        $0              $0               $0               $0
   ----------------------------------------------------------------------------------------------------------------
   27.  INCOME TAX                                           $0              $0               $0               $0
   ----------------------------------------------------------------------------------------------------------------
   28.  NET PROFIT (LOSS)                                    $0              $0               $0               $0
   ----------------------------------------------------------------------------------------------------------------

================================================================================

================================================================================
                                                    Monthly Operating Report

   -----------------------------------------
   CASE NAME: Flight One Logistics, Inc.         ACCRUAL BASIS-3
   -----------------------------------------

   -----------------------------------------
   CASE NUMBER: 400-42069-BJH                       02/13/95, RWD, 2/96
   -----------------------------------------

   ---------------------------------------------------------------------------------------------------------
   CASH RECEIPTS AND                           MONTH           MONTH            MONTH          QUARTER
                                          -------------------------------------------------
   DISBURSEMENTS                             July 2002                                          TOTAL
   ---------------------------------------------------------------------------------------------------------
   1.   CASH - BEGINNING OF MONTH                      $0               $0              $0               $0
   ---------------------------------------------------------------------------------------------------------
   RECEIPTS FROM OPERATIONS
   ---------------------------------------------------------------------------------------------------------
   2.   CASH SALES                                     $0               $0              $0               $0
   ---------------------------------------------------------------------------------------------------------
   COLLECTION OF ACCOUNTS RECEIVABLE
   ---------------------------------------------------------------------------------------------------------
   3.   PREPETITION                                    $0               $0              $0               $0
   ---------------------------------------------------------------------------------------------------------
   4.   POSTPETITION                                   $0               $0              $0               $0
   ---------------------------------------------------------------------------------------------------------
   5.   TOTAL OPERATING RECEIPTS                       $0               $0              $0               $0
   ---------------------------------------------------------------------------------------------------------
   NON - OPERATING RECEIPTS
   ---------------------------------------------------------------------------------------------------------
   6.   LOANS & ADVANCES (ATTACH LIST)                 $0               $0              $0               $0
   ---------------------------------------------------------------------------------------------------------
   7.   SALE OF ASSETS                                 $0               $0              $0               $0
   ---------------------------------------------------------------------------------------------------------
   8.   OTHER (ATTACH LIST)                            $0               $0              $0               $0
   ---------------------------------------------------------------------------------------------------------
   9.   TOTAL NON-OPERATING RECEIPTS                   $0               $0              $0               $0
   ---------------------------------------------------------------------------------------------------------
   10.  TOTAL RECEIPTS                                 $0               $0              $0               $0
   ---------------------------------------------------------------------------------------------------------
   11.  TOTAL CASH AVAILABLE                           $0               $0              $0               $0
   ---------------------------------------------------------------------------------------------------------
   OPERATING DISBURSEMENTS
   ---------------------------------------------------------------------------------------------------------
   12.  NET PAYROLL                                    $0               $0              $0               $0
   ---------------------------------------------------------------------------------------------------------
   13.  PAYROLL TAXES PAID                             $0               $0              $0               $0
   ---------------------------------------------------------------------------------------------------------
   14.  SALES, USE & OTHER TAXES PAID                  $0               $0              $0               $0
   ---------------------------------------------------------------------------------------------------------
   15.  SECURED/RENTAL/LEASES                          $0               $0              $0               $0
   ---------------------------------------------------------------------------------------------------------
   16.  UTILITIES                                      $0               $0              $0               $0
   ---------------------------------------------------------------------------------------------------------
   17.  INSURANCE                                      $0               $0              $0               $0
   ---------------------------------------------------------------------------------------------------------
   18.  INVENTORY PURCHASES                            $0               $0              $0               $0
   ---------------------------------------------------------------------------------------------------------
   19.  VEHICLE EXPENSES                               $0               $0              $0               $0
   ---------------------------------------------------------------------------------------------------------
   20.  TRAVEL                                         $0               $0              $0               $0
   ---------------------------------------------------------------------------------------------------------
   21.  ENTERTAINMENT                                  $0               $0              $0               $0
   ---------------------------------------------------------------------------------------------------------
   22.  REPAIRS & MAINTENANCE                          $0               $0              $0               $0
   ---------------------------------------------------------------------------------------------------------
   23.  SUPPLIES                                       $0               $0              $0               $0
   ---------------------------------------------------------------------------------------------------------
   24.  ADVERTISING                                    $0               $0              $0               $0
   ---------------------------------------------------------------------------------------------------------
   25.  OTHER (ATTACH LIST)                            $0               $0              $0               $0
   ---------------------------------------------------------------------------------------------------------
   26.  TOTAL OPERATING DISBURSEMENTS                  $0               $0              $0               $0
   ---------------------------------------------------------------------------------------------------------
   REORGANIZATION EXPENSES
   ---------------------------------------------------------------------------------------------------------
   27.  PROFESSIONAL FEES                              $0               $0              $0               $0
   ---------------------------------------------------------------------------------------------------------
   28.  U.S. TRUSTEE FEES                              $0               $0              $0               $0
   ---------------------------------------------------------------------------------------------------------
   29.  OTHER (ATTACH LIST)                            $0               $0              $0               $0
   ---------------------------------------------------------------------------------------------------------
   30.  TOTAL REORGANIZATION EXPENSES                  $0               $0              $0               $0
   ---------------------------------------------------------------------------------------------------------
   31.  TOTAL DISBURSEMENTS                            $0               $0              $0               $0
   ---------------------------------------------------------------------------------------------------------
   32.  NET CASH FLOW                                  $0               $0              $0               $0
   ---------------------------------------------------------------------------------------------------------
   33.  CASH - END OF MONTH                            $0               $0              $0               $0
   ---------------------------------------------------------------------------------------------------------

================================================================================

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                       Monthly Operating Report

   -----------------------------------------
   CASE NAME: Flight One Logistics, Inc.        ACCRUAL BASIS-4
   -----------------------------------------

   -----------------------------------------
   CASE NUMBER: 400-42069-BJH                          02/13/95, RWD, 2/96
   -----------------------------------------

   ---------------------------------------------------------------------------------------
                                           SCHEDULE      MONTH      MONTH       MONTH
                                                       -----------------------------------
   ACCOUNTS RECEIVABLE AGING                AMOUNT      July 2002
   ---------------------------------------------------------------------------------------
   1.  0-30                                               $     0        $0           $0
   ---------------------------------------------------------------------------------------
   2.  31-60                                              $     0        $0           $0
   ---------------------------------------------------------------------------------------
   3.  61-90                                              $     0        $0           $0
   --------------------------------------------------------------------------------------
   4.  91+                                                $20,742        $0           $0
   ---------------------------------------------------------------------------------------
   5.  TOTAL ACCOUNTS RECEIVABLE            $0            $20,742        $0           $0
   ---------------------------------------------------------------------------------------
   6.  AMOUNT CONSIDERED UNCOLLECTIBLE                    $     0        $0           $0
   ---------------------------------------------------------------------------------------
   7.  ACCOUNTS RECEIVABLE (NET)            $0            $20,742        $0           $0
   ---------------------------------------------------------------------------------------

   -----------------------------------------
   AGING OF POSTPETITION TAXES AND PAYABLES             MONTH:   July 2002
                                                              ------------------
   -----------------------------------------------------------------------------
                                 0-30     31-60   61-90      91+
   TAXES PAYABLE                 DAYS     DAYS     DAYS     DAYS         TOTAL
   -----------------------------------------------------------------------------
   1.  FEDERAL                   $0       $0       $0       $0              $0
   -----------------------------------------------------------------------------
   2.  STATE                     $0       $0       $0       $0              $0
   -----------------------------------------------------------------------------
   3.  LOCAL                     $0       $0       $0       $0              $0
   -----------------------------------------------------------------------------
   4.  OTHER (ATTACH LIST)       $0       $0       $0       $0              $0
   -----------------------------------------------------------------------------
   5.  TOTAL TAXES PAYABLE       $0       $0       $0       $0              $0
   -----------------------------------------------------------------------------

   -----------------------------------------------------------------------------
   6.  ACCOUNTS PAYABLE          $0       $0       $0       $0              $0
   -----------------------------------------------------------------------------

   -----------------------------------------
   STATUS OF POSTPETITION TAXES                        MONTH: July 2002
                                                              -------------------
   --------------------------------------------------------------------------------
                                 BEGINNING       AMOUNT                   ENDING
                                    TAX       WITHHELD AND/     AMOUNT      TAX
   FEDERAL                       LIABILITY*    OR ACCRUED        PAID    LIABILITY
   --------------------------------------------------------------------------------
   1.  WITHHOLDING**                 $0               $0          $0           $0
   --------------------------------------------------------------------------------
   2.  FICA-EMPLOYEE**               $0               $0          $0           $0
   --------------------------------------------------------------------------------
   3.  FICA-EMPLOYER**               $0               $0          $0           $0
   --------------------------------------------------------------------------------
   4.  UNEMPLOYMENT                  $0               $0          $0           $0
   --------------------------------------------------------------------------------
   5.  INCOME                        $0               $0          $0           $0
   --------------------------------------------------------------------------------
   6.  OTHER (ATTACH LIST)           $0               $0          $0           $0
   --------------------------------------------------------------------------------
   7.  TOTAL FEDERAL TAXES           $0               $0          $0           $0
   --------------------------------------------------------------------------------
   STATE AND LOCAL
   --------------------------------------------------------------------------------
   8.  WITHHOLDING                   $0               $0          $0           $0
   --------------------------------------------------------------------------------
   9.  SALES                         $0               $0          $0           $0
   --------------------------------------------------------------------------------
   10. EXCISE                        $0               $0          $0           $0
   --------------------------------------------------------------------------------
   11. UNEMPLOYMENT                  $0               $0          $0           $0
   --------------------------------------------------------------------------------
   12. REAL PROPERTY                 $0               $0          $0           $0
   --------------------------------------------------------------------------------
   13. PERSONAL PROPERTY             $0               $0          $0           $0
   --------------------------------------------------------------------------------
   14. OTHER (ATTACH LIST)           $0               $0          $0           $0
   --------------------------------------------------------------------------------
   15. TOTAL STATE & LOCAL           $0               $0          $0           $0
   --------------------------------------------------------------------------------
   16. TOTAL TAXES                   $0               $0          $0           $0
   --------------------------------------------------------------------------------

   * The beginning tax liability shouldrepresent the liability from the prior month or, if this is the first operating report, the amount should be zero.
   ** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                       Monthly Operating Report

   ----------------------------------------
   CASE NAME: Flight One Logistics, Inc.         ACCRUAL BASIS-5
   ----------------------------------------

   ----------------------------------------
   CASE NUMBER: 400-42069-BJH                          02/13/95, RWD, 2/96
   ----------------------------------------

   The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                       MONTH: July 2002
                                                              ------------------
   ----------------------------------------
   BANK RECONCILIATIONS

   --------------------------------------------------------------------------------------
                                              Account #1  Account #2  Account #3
   -----------------------------------------------------------------------------
   A.     BANK:                                 N/A
   -----------------------------------------------------------------------------
   B.     ACCOUNT NUMBER:                       N/A                                TOTAL
   -----------------------------------------------------------------------------
   C.     PURPOSE (TYPE):                       N/A
   --------------------------------------------------------------------------------------
   1.  BALANCE PER BANK STATEMENT                    $0
   --------------------------------------------------------------------------------------
   2.  ADD: TOTAL DEPOSITS NOT CREDITED              $0
   --------------------------------------------------------------------------------------
   3.  SUBTRACT: OUTSTANDING CHECKS                  $0
   --------------------------------------------------------------------------------------
   4.  OTHER RECONCILING ITEMS                       $0
   --------------------------------------------------------------------------------------
   5.  MONTH END BALANCE PER BOOKS                   $0        $0      $0           $0
   --------------------------------------------------------------------------------------
   6.  NUMBER OF LAST CHECK WRITTEN
   --------------------------------------------------------------------------------------

   ----------------------------------------
   INVESTMENT ACCOUNTS

   --------------------------------------------------------------------------------------
                                            DATE OF      TYPE OF     PURCHASE    CURRENT
   BANK, ACCOUNT NAME & NUMBER              PURCHASE    INSTRUMENT     PRICE      VALUE
   --------------------------------------------------------------------------------------
   7.  N/A
   --------------------------------------------------------------------------------------
   8.  N/A
   --------------------------------------------------------------------------------------
   9.  N/A
   --------------------------------------------------------------------------------------
   10. N/A
   --------------------------------------------------------------------------------------
   11. TOTAL INVESTMENTS                                               $0           $0
   --------------------------------------------------------------------------------------

   ----------------------------------------
   CASH

   --------------------------------------------------------------------------------------
   12.   CURRENCY ON HAND                                                           $0
   --------------------------------------------------------------------------------------

   --------------------------------------------------------------------------------------
   13.   TOTAL CASH - END OF MONTH                                                  $0
   --------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                       Monthly Operating Report

  ---------------------------------------
  CASE NAME: Flight One Logistics, Inc.        ACCRUAL BASIS-6
  ---------------------------------------

  ---------------------------------------
  CASE NUMBER: 400-42069-BJH                           02/13/95, RWD, 2/96
  ---------------------------------------

                                                       MONTH:       July 2002
                                                       -------------------------

  -------------------------------------------
  PAYMENTS TO INSIDERS AND PROFESSIONALS
  -------------------------------------------

  OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

  -------------------------------------------------------------
                            INSIDERS
  -------------------------------------------------------------
                       TYPE OF         AMOUNT      TOTAL PAID
           NAME        PAYMENT          PAID        TO DATE
  -------------------------------------------------------------
  1. N/A
  -------------------------------------------------------------
  2. N/A
  -------------------------------------------------------------
  3. N/A
  -------------------------------------------------------------
  4. N/A
  -------------------------------------------------------------
  5. N/A
  -------------------------------------------------------------
  6. TOTAL PAYMENTS
     TO INSIDERS                         $0            $0
  -------------------------------------------------------------

  ------------------------------------------------------------------------------
                                  PROFESSIONALS
  ------------------------------------------------------------------------------
                        DATE OF COURT                                         TOTAL
                      ORDER AUTHORIZING   AMOUNT     AMOUNT    TOTAL PAID    INCURRED
            NAME          PAYMENT        APPROVED     PAID      TO DATE     & UNPAID *
  ------------------------------------------------------------------------------------
  1. N/A
  ------------------------------------------------------------------------------------
  2. N/A
  ------------------------------------------------------------------------------------
  3. N/A
  ------------------------------------------------------------------------------------
  4. N/A
  ------------------------------------------------------------------------------------
  5. N/A
  ------------------------------------------------------------------------------------
  6. TOTAL PAYMENTS
     TO PROFESSIONALS                      $0         $0          $0           $0
  ------------------------------------------------------------------------------------

  *  INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

  ------------------------------------------------------------------------------
  POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS
  ------------------------------------------------------------------------------

  ------------------------------------------------------------------------------
                                 SCHEDULED   AMOUNTS
                                  MONTHLY      PAID         TOTAL
                                 PAYMENTS     DURING       UNPAID
            NAME OF CREDITOR        DUE       MONTH     POSTPETITION
  --------------------------------------------------------------------
  1. N/A
  --------------------------------------------------------------------
  2. N/A
  --------------------------------------------------------------------
  3. N/A
  --------------------------------------------------------------------
  4. N/A
  --------------------------------------------------------------------
  5. N/A
  --------------------------------------------------------------------
  6. TOTAL                           $0         $0            $0
  --------------------------------------------------------------------

--------------------------------------------------------------------------------

 ------------------------------------------------------------------------------
                                                        Monthly Operating Report

 ---------------------------------------
 CASE NAME: Flight One Logistics, Inc.       ACCRUAL BASIS-7
 ---------------------------------------

 ---------------------------------------
 CASE NUMBER: 400-42069-BJH                            02/13/95, RWD, 2/96
 ---------------------------------------

                                             MONTH:  July 2002
                                                     ---------------------------

 ---------------------------------------
 QUESTIONNAIRE
 -------------------------------------------------------------------------------
                                                                      YES    NO
 -------------------------------------------------------------------------------
 1.   HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE
      THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?                   X
 -------------------------------------------------------------------------------
 2.   HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT
      OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?                             X
 -------------------------------------------------------------------------------
 3.   ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR
      LOANS) DUE FROM RELATED PARTIES?                                       X
 -------------------------------------------------------------------------------
 4.   HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES
      THISREPORTING PERIOD?                                                  X
 -------------------------------------------------------------------------------
 5.   HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE
      DEBTOR FROM ANY PARTY?                                                 X
 -------------------------------------------------------------------------------
 6.   ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                           X
 -------------------------------------------------------------------------------
 7.   ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES
      PAST DUE?                                                              X
 -------------------------------------------------------------------------------
 8.   ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                       X
 -------------------------------------------------------------------------------
 9.   ARE ANY OTHER POSTPETITION TAXES PAST DUE?                             X
 -------------------------------------------------------------------------------
 10.  ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS
      DELINQUENT?                                                            X
 -------------------------------------------------------------------------------
 11.  HAVE ANY PREPETITION TAXES BEEN PAID DURING THE
      REPORTING PERIOD?                                                      X
 -------------------------------------------------------------------------------
 12.  ARE ANY WAGE PAYMENTS PAST DUE?                                        X
 -------------------------------------------------------------------------------

 IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

 _______________________________________________________________________________
 _______________________________________________________________________________

 ---------------------------------------
 INSURANCE
 -------------------------------------------------------------------------------
                                                                  YES      NO
 -------------------------------------------------------------------------------
 1.   ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER
      NECESSARY INSURANCE COVERAGES IN EFFECT?                               X
 -------------------------------------------------------------------------------
 2.   ARE ALL PREMIUM PAYMENTS PAID CURRENT?                                 X
 -------------------------------------------------------------------------------
 3.   PLEASE ITEMIZE POLICIES BELOW.
 -------------------------------------------------------------------------------

 IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.
 This is a non-operating entity. There are no assets or employees with which to cover with insurance.
 -------------------------------------------------------------------------------

 -------------------------------------------------------------------------------


 -------------------------------------------------------------------------------
                              INSTALLMENT PAYMENTS
 -------------------------------------------------------------------------------
      TYPE OF                                                    PAYMENT AMOUNT
       POLICY          CARRIER         PERIOD COVERED             & FREQUENCY
 -------------------------------------------------------------------------------
        N/A
 -------------------------------------------------------------------------------
        N/A
 -------------------------------------------------------------------------------
        N/A
 -------------------------------------------------------------------------------
        N/A
 -------------------------------------------------------------------------------
        N/A
 -------------------------------------------------------------------------------
        N/A
 -------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

  --------------------------------------------
  CASE NAME: Flight One Logistics, Inc.                   FOOTNOTES SUPPLEMENT
  --------------------------------------------

  --------------------------------------------
  CASE NUMBER: 400-42069-BJH                                 ACCRUAL BASIS
  --------------------------------------------

                                                       MONTH:      July 2002
                                                              ------------------

  ----------------------------------------------------------------------------------------------------------------
   ACCRUAL BASIS             LINE
    FORM NUMBER             NUMBER                            FOOTNOTE / EXPLANATION
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
        6                                    All Professional fees related to the Reorganization of the
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                                              Company are disbursed out of Kitty Hawk, Inc. (Parent
  ----------------------------------------------------------------------------------------------------------------
                                              Company). Refer to Case # 400-42141
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     General                                 This is a non-operating Company.
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        4                     6              All assessments of uncollectible accounts receivable are done
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                                              at Kitty Hawk, Inc. Refer to Case #400-42141. All reserves
  ----------------------------------------------------------------------------------------------------------------
                                              are recorded at Inc. and pushed down to Inc.'s subsidiaries
  ----------------------------------------------------------------------------------------------------------------
                                              as deemed necessary.
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        3                    28              All payments are made by Kitty Hawk, Inc. (Case #400-42141)
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

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

CASE NAME: Flight One Logistics, Inc.

CASE NUMBER: 400-42069-BJH

Details of Other Items

ACCRUAL BASIS-1                                 July 2002


8.    OTHER (ATTACH LIST)                     $        (806)Reported
                                              -------------
           Intercompany Receivables                    (806)Detail
                                              -------------
                                                          - Difference